Exhibit 10.2

GLOBUS MEDICAL, INC.

VOTING AGREEMENT

JULY 23, 2007

GLOBUS MEDICAL, INC.

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”) is made and entered into as of this 23rd day of July, 2007, by and among GLOBUS MEDICAL, INC., a Delaware corporation (the “Company”), and those certain holders of the Company’s voting stock listed on EXHIBIT A hereto (the “Key Common Holders”) and the persons and entities listed on EXHIBIT B hereto (the “Investors” and, together with the Key Common Holders, the “Holders”).

RECITALS

WHEREAS, the Key Common Holders are beneficial owners of shares of the Class B Common Stock and Class A Common Stock of the Company;

WHEREAS, the Investors are purchasing shares of the Company’s Series E Preferred Stock (the “Series E Stock”), pursuant to that certain Series E Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations of the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company, the Key Common Holders and the Investors have agreed to provide for the future voting of their shares of the Company’s capital stock as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	VOTING.

1.1 As used in this Agreement, “Affiliated Party” means, with respect to a Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Holder, including, without limitation, any general partner, member, officer or director of such Holder, any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Holder, any family member of a Holder that is an individual or trust for the benefit of a Holder or family member of a Holder.

1.2 Key Common Holder Shares; Investor Shares.

(a) The Key Common Holders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Key Common Holders after the date hereof (hereinafter collectively referred to as the “Key Common Holder Shares”) subject to, and to vote or cause to be voted the Key Common Holder Shares in accordance with, the provisions of this Agreement.

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(b) The Investors each agree to hold all shares of voting capital stock of the Company (including but not limited to all shares of Series E Stock and all shares of Common Stock issued upon conversion of the Series E Stock) registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote or cause to be voted the Investor Shares in accordance with, the provisions of this Agreement.

1.3 Election of Directors. On all matters relating to the election of directors of the Company, the Key Common Holders and the Investors agree to vote all Key Common Holder Shares and Investor Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company), respectively, so as to elect members of the Company’s Board of Directors (the “Board”) as follows:

(a) For so long as holders of Series E Stock are entitled under the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the “Certificate of Incorporation”), voting as a separate class, to elect two (2) members of the Board (the “Series E Directors”), the Series E Directors shall be individuals nominated by Clarus Lifesciences I, L.P. together with its Affiliated Parties (collectively, “Clarus Ventures”) for so long as Clarus Ventures holds Series E Stock, which individuals shall initially be Kurt Wheeler and Robert Liptak. In the event that Clarus Ventures ceases to be entitled to nominate the Series E Directors pursuant to the preceding sentence, such Series E Directors shall be nominated by holders of at least a majority of the then outstanding shares of Series E Stock. Any vote or action by written consent taken to remove any directors elected pursuant to this Section 1.3(a), or to fill any vacancy created by the resignation, removal or death of any director elected pursuant to this Section 1.3(a), shall also be subject to the provisions of this Section 1.3(a).

(b) For so long as holders of Common Stock are entitled under the Certificate of Incorporation, voting as a separate class, to elect three (3) members of the Board (the “Common Directors”), the Common Directors shall be three (3) individuals nominated by holders of a majority of the then outstanding Key Common Holder Shares, which individuals shall initially be David Paul, David Demski and David Davidar. Any vote or action by written consent taken to remove any director elected pursuant to this Section 1.3(b), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.3(b), shall also be subject to the provisions of this Section 1.3(b). The Series E Directors and Common Directors are collectively referred to herein as “Designated Directors.”

(c) The Company shall provide the Holders with 10 days’ prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected (a “Stockholder Mailing”); provided, however, that in the event the Company receives notice (the “Investor Notice”) from any person, entity or group entitled to nominate a Designated Director hereunder (such person, entity or group, a “Designating Party”) that such Designating Party, having the right to do so hereunder, desires to replace the individual then serving as the Designated Director nominated by such Designating Party pursuant to Section 1.3 hereof, the Company shall not call a special meeting of stockholders for the purpose of electing directors, but shall instead deliver to the holders of Series E Stock and/or Common Stock, as applicable, a written consent of stockholders for the purpose of electing directors, within five (5) days after receipt of such Investor Notice, and each holder of Series E Stock and/or Common Stock, as applicable, shall execute and return to the Company such written stockholder consent within ten (10) days after receipt of such consent. Except with respect to a director who is being elected by written consent of stockholders pursuant to the immediately preceding sentence, the Designating Party entitled to nominate directors of the Company hereunder, shall give written notice to all other parties to this Agreement, prior to such Stockholder Mailing, of the persons designated pursuant to

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Section 1.3 as nominees for election as directors. The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to Section 1.3. If a Designating Party shall fail to give notice to the Company as provided above, it shall be deemed that such Designating Party’s nominee then serving as a director shall be such Designating Party’s nominee for reelection. If the Holder or group of Holders entitled to designate a director notifies the other Holders of its or their desire to remove such director from office, each Holder agrees to vote, or cause to be voted, all Key Common Holder Shares or Investor Shares, as applicable, owned by such Holder, or over which such Holder has voting control, from time to time and at all times, in whatever manner as shall be necessary to effectuate such removal and to elect any new designee designated by such Holder or group of Holders.

1.4 No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, stockholder, partner, member, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

1.5 Legend.

(a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Key Common Holder Shares and the Investor Shares the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

(b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Key Common Holder Shares or Investor Shares theretofore represented by a certificate carrying the Legend. If at any time or from time to time any Key Common Holder or Investor holds any certificate representing shares of the Company’s capital stock not bearing the aforementioned legend, such Key Common Holder or Investor agrees to deliver such certificate to the Company promptly upon request received from the Company to have such legend placed on such certificate.

1.6 Transfers. The Company shall not permit the transfer of any of the Key Common Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Key Common Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Common Holder or Investor, as applicable.

1.7 Other Rights. Except as provided by this Agreement, the Purchase Agreement or any other Related Agreements (as defined in the Purchase Agreement), each Key Common Holder and Investor shall exercise the full rights of a holder of capital stock of the Company with respect to the Key Common Holder Shares and the Investor Shares, respectively.

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1.8 Change of Control.

(a) In the event that the Board and the holders of at least a majority of the then outstanding shares of the voting stock of the Company, voting together as a single class on an as-converted basis (the “Requisite Stockholders”), approve any Acquisition or Asset Transfer (as such terms are defined in the Certificate of Incorporation), or in the event the Requisite Stockholders approve a Control Stock Sale (as defined in Section 1.8(b) below) complying with the conditions set forth in clauses (i) through (iii) of Section 1.8(b) below (any such Acquisition, Asset Transfer or Control Stock Sale shall be referred to hereinafter as a “Sale Event”), each Holder shall consent to, vote for and raise no objections to such Sale Event, and (A) if such Sale Event is an Acquisition structured as a merger or consolidation of the Company, or is an Asset Transfer, the Holders shall each waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or Asset Transfer, or (B) if such Sale Event is an Acquisition structured as a sale of the stock of the Company or a Control Stock Sale, each Holder shall agree to sell its Key Common Holder Shares and its Investor Shares on the terms and conditions approved by the Board (if applicable) and the Requisite Stockholders; provided, in any case, that the terms of any such Sale Event do not provide that such Holder would receive less than the amount that would be distributed to such Holder in the event the proceeds from the Sale Event were distributed in accordance with the Certificate of Incorporation, as in effect at the time of such Sale Event without giving effect to any waiver or agreement not to treat such Sale Event as a Liquidation Event under the Certificate of Incorporation (unless such waiver or agreement is signed by such Holder). The Holders shall each take all reasonably necessary and appropriate actions approved by the Board (if applicable) and the Requisite Stockholders in connection with the consummation of any Sale Event, including the execution of such agreements and such instruments and other actions reasonably necessary to effectuate such Sale Event; provided, however, that in no event shall the obligations to be undertaken by any Holder in connection with such Sale Event (by way of representations, warranties, indemnities or otherwise) be, without the written consent of such Holder, materially different, in any manner not based ratably on the amount of net proceeds to be received by such Holder in connection with such Sale Event, from those to be so undertaken by any other Holder.

(b) No Holder shall be a party to any transaction or series of related transactions to which the Company is not a party and in which in excess of fifty percent (50%) of the Company’s voting power is transferred (whether one such transaction or a series of related transactions, a “Control Stock Sale”) unless:

(i) such Control Stock Sale is approved by the Requisite Stockholders;

(ii) each stockholder of the Company who is not a Holder is given a reasonable opportunity to participate in such Control Stock Sale, with respect to shares of capital stock of the Company then held by such stockholder, on terms substantially equivalent to those granted to each other stockholder of the Company participating in such Control Stock Sale (all stockholders participating in such Control Stock Sale, collectively, the “Control Sale Participants”) with respect to shares of capital stock of the Company of the same class and (if applicable) series; and

(iii) the aggregate consideration received or to be received by the Control Sale Participants pursuant to such Control Stock Sale is allocated among the Control Sale Participants in substantially the manner specified in Article IV, Section 4 of the Company’s Certificate of Incorporation (as in effect at the time of such Control Stock Sale) as if (i) such Control Stock Sale were an Acquisition for such purpose and (ii) the Control Sale Participants comprised all of the stockholders of the Company.

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1.9 Further Assurances. Each Holder, whether in his/her capacity as a Holder, officer or director of the Company, its subsidiaries, or otherwise, shall take or cause to be taken all such commercially reasonable actions in order expeditiously to consummate each Sale Event pursuant to Section 1.8 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments as may be reasonably requested; and otherwise cooperating with the Requisite Stockholders, and the prospective buyer; provided, however, that each Holder, shall be obligated to become liable in respect of any representations, warranties, covenants, indemnities or otherwise solely to the extent provided in the immediately following sentence. Each Holder agrees to execute and deliver such agreements as may be reasonably specified by the Requisite Stockholders, as the case may be, including, without limitation, agreements to (a) make individual representations, warranties, covenants and other agreements as to the unencumbered title to its Shares and the power, authority and legal right to sell such Key Common Holder Shares or Investor Shares, as the case may be, and (b) be liable (whether by purchase price adjustment, indemnity payments or otherwise) in respect of representations, warranties, covenants and agreements in respect of the Company and its subsidiaries; provided, however, that, except with respect to individual representations, warranties, covenants, indemnities and other agreements of Holder of the type described in clause (a) above, each Holder’s liability shall be limited to the pro rata portion of the proceeds to such Holder in connection with such Sale Event or such lesser amount applied consistently to all other Holders, which shall be no less favorable than the terms applied to the Requisite Stockholders; provided, further, that in no event will the liability of each Holder exceed the proceeds received by such Holder.

1.10 Irrevocable Proxy. To secure the Key Common Holder’s and the Investor’s obligations to vote the Key Common Holder Shares and the Investor Shares in accordance with this Agreement, each Key Common Holder and each Investor hereby appoints the Chairman of the Board of Directors or the Chief Executive of the Company, or either of them from time to time, or their designees, as such Key Common Holder’s or Investor’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Key Common Holder’s Common Holder Shares or such Investor’s Investor Shares as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Key Common Holder or Investor if, and only if, such Key Common Holder or Investor fails to vote all of such Key Common Holder’s Key Common Holder Shares or such Investor’s Investor Shares or execute such other instruments in accordance with the provisions of this Agreement within five (5) days of the Company’s or any other party’s written request for such Key Common Holder’s or Investor’s written consent or signature. The proxy and power granted by each Key Common Holder and Investor pursuant to this Section 1.10 are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Key Common Holder Shares or Investor Shares, as the case may be, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Key Common Holder Shares or Investor Shares.

1.11 Vote to Increase Authorized Common Stock. Each Holder agrees to promptly vote or cause to be voted all Key Common Holder Shares or and Investor Shares owned by such Holder, or over which such Holder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Series E Stock outstanding at any given time. If there shall be two or more classes of Common Stock of the Company, the increase of authorized shares of Common Stock set forth in this Section 1.11 shall apply to all classes of Common Stock, as applicable.

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2.	TERMINATION.

2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

(a) the date of the closing of a Qualified Public Offering or Reverse Merger (as such terms are defined in the Certificate of Incorporation);

(b) the date of the closing of an Acquisition, Asset Transfer or Control Stock Sale; or

(c) the date as of which the parties hereto terminate this Agreement in accordance with the provisions of Section 3.6 hereof.

3.	MISCELLANEOUS.

3.1 Ownership. Each Key Common Holder represents and warrants to the Investors and the Company that, except as set forth in that certain Voting Agreement dated as of June 14, 2004 (the “Founders Voting Agreement”) by and among the Company and certain of its stockholders (a) such Key Common Holder now owns the Key Common Holder Shares set forth in the Company’s stock ledger, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy (other than the Proxy) or entered into any other voting agreement or similar arrangement, other than one which has expired or terminated prior to the date hereof, and (b) such Key Common Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Common Holder enforceable in accordance with its terms. By executing this Agreement, the Key Common Holders agree that any and all voting agreements, voting trusts, proxies and any other similar voting arrangement other than the Founders Voting Agreement shall be terminated and of no further force and effect; provided, however, that nothing contained herein shall terminate, amend or modify the terms of the Founders Voting Agreement, and the obligations imposed under this Agreement on the parties to the Founders Voting Agreement shall in all respects be subject to the rights and obligations set forth in the Founders Voting Agreement, unless such Founders Voting Agreement is terminated. The Proxy (as defined in the Founders Voting Agreement) or any successor thereof hereby agrees and covenants to vote all shares subject to such agreement in accordance with the provisions and terms of this Agreement. Each Holder that is party to the Founders Voting Agreement agrees and covenants to not change the individual designated as the Proxy unless such individual agrees to become party to this Agreement and be bound by the provisions herein.

3.2 “Market Stand-Off” Agreement. Each Holder hereto hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

(a) such agreement shall apply only to the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.;

(b) all officers and directors of the Company enter into similar agreements; and

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(c) all holders of one percent (1%) or more of the outstanding capital stock enter into similar agreements.

The Company agrees to use all reasonable efforts to ensure that the “lock-up” obligation of the Holders under this Section 3.2, and any agreement entered into by the Holders as a result of their obligations under this Section 3.2, shall provide that all Holders will participate on a pro-rata basis in any early release of portions of the securities of any stockholder subject to such “lock-up” obligations.

The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

3.3 Further Action. If and whenever the Key Common Holder Shares are sold, the Key Common Holders or the personal representative of the Key Common Holders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Key Common Holder Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

3.4 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

3.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

3.6 Amendment or Waiver.

(a) Except as otherwise expressly provided in Section 2.1 hereof, this Agreement may be amended or terminated or the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally, or in a particular instance, and either retroactively or prospectively) only upon the written consent of (i) the Company, (ii) holders of sixty percent (60%) of the then outstanding Series E Stock, voting as a separate class on an as-converted basis, (iii) the holders of a majority of the then outstanding shares of Common Stock (excluding for this purpose any shares of Common Stock issued upon conversion of Series E Stock) held by Key Common Holders; provided, however, that in the event an amendment, modification or waiver adversely affects the rights and/or obligations of any party under this Agreement in a manner materially different from the manner in which it affects the rights and/or obligations of the other parties, such amendment, modification or waiver shall be binding on such adversely affected party only with the written consent of such adversely affected party.

(b) The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 3.6 shall be binding on the Company, each of the parties hereto (whether or not such party consented to such amendment or termination) and any assignee of any such party. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

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(c) Notwithstanding anything to the contrary herein, the Company shall be entitled to amend EXHIBIT A hereto and/or EXHIBIT B hereto, as applicable, to add any person or entity that acquires capital stock of the Company, and becomes a party to this Agreement by executing a counterpart signature page hereto (an “Additional Party”), such that such Additional Party is added as follows: (i) such Additional Party acquiring Common Stock shall be added to EXHIBIT A hereto, and shall be considered a Key Common Holder for purposes hereunder, (ii) such Additional Party acquiring Series E Stock shall be added to EXHIBIT B hereto, and shall be considered an Investor for purposes hereunder, or (iii) such Additional Party acquiring both Common Stock and Series E Stock shall be added to both EXHIBIT A and EXHIBIT B hereto, and shall be considered as both a Key Common Holder and an Investor for purposes hereunder (provided, however, that only Common Stock held by such Additional Party shall be considered for any provision requiring the approval of holders of Common Stock hereunder, and only the Series E Stock held by such individual shall be considered for any provision requiring the approval of holders of Preferred Stock and/or Investor Shares hereunder). No consent, approval or other action of any other party hereto shall be required for such an amendment by the Company to EXHIBIT A and/or EXHIBIT B hereof pursuant to this Section 3.6(c). This Section 3.6(c) may only be amended in accordance with the provisions of Section 3.6(a) above.

3.7 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.8 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives. The rights and obligations of the Company hereunder may not be assigned without the prior written consent of (i) holders of sixty percent (60%) of the then outstanding Series E Stock, voting as a separate class on an as-converted basis and (ii) the holders of a majority of the then outstanding shares of Common Stock (excluding for this purpose any shares of Common Stock issued upon conversion of Series E Stock) held by Key Common Holders.

3.9 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Key Common Holder Shares or Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Key Common Holder Shares or Investor Shares, as the case may be, for purposes of this Agreement.

3.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument.

3.11 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

3.12 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of

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any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement by law, or otherwise afforded to any party, shall be cumulative and not alternative.

3.13 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to any other party at the address appearing on the books of the Company or at such address as the Company, or such party, respectively, may designate by ten (10) days advance written notice to the other parties hereto.

3.14 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and the other Related Agreements (as defined in the Purchase Agreement) and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement, the Purchase Agreement and the other Related Agreements and the other documents delivered pursuant thereto.

3.15 Aggregation of Stock. In determining the number of Key Common Holder Shares and Investor Shares, as the case may be, owned by a Holder for purposes of exercising rights under this Agreement, all Key Common Holder Shares and Investor Shares, as the case may be, held by Affiliated Parties of such Holder shall be aggregated together (provided that no shares shall be attributed to more than one entity or person within any such group of Affiliated Parties).

3.16 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series E Stock, any purchaser of such shares of Series E Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor” and a party hereunder unless sixty percent (60%) of the Investor Shares consent otherwise.

3.17 Additional Common Holders. In the event that after the date of this Agreement, the Company issues shares of capital stock to any employee or consultant, which shares constitute one percent (1%) or more of the Company’s then outstanding capital stock the Company shall use its best efforts to cause such person to execute a counterpart signature page hereto as a Key Common Holder, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to a Key Common Holder.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:

GLOBUS MEDICAL, INC.

By:	/s/ David C. Paul
David C. Paul
President and Chief Executive Officer

Address:

VOTING AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

KEY COMMON HOLDERS:

	4 Spine, LLC	401k Profit Shareing Plan and Trust of Orthopaedic Associates, P.A. FBO Michael D. Mitchell

By:	/s/ David DeFrancis	By:	/s/ Michael D. Mitchell
	Name: David DeFrancis		Name: Michael D. Mitchell, M.D.
Title: Manager

	/s/ Allison Ager	/s/ Gregg Albano
	Allison Ager	Gregg Albano

Amarjit S. Momi Credit Shelter Trust

/s/ Robert T. Alston
	Robert T. Alston	By:	/s/ Charanjit K. Momi
Name: Charanjit K. Momi
Title: Trustee

	/s/ Neel Anand	/s/ Shawn Anderson
	Neel Anand	Shawn Anderson

	/s/ Nick Ansari	/s/ Robert C. Antonelli
	Nick Ansari	Robert C. Antonelli

	Antonio DiSclafani, II, Trustee of the Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005	Antonio DiSclafani, II, Trustee of the GST Nonexempt Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005

		By:	/s/ Antonio DiSclafani II
By:	/s/ Antonio DiSclafani II		Name: Antonio DiSclafani II
	Name: Antonio DiSclafani II		Title: Trustee
Title: Trustee

VOTING AGREEMENT

SIGNATURE PAGE

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02 FBO B. Kaplan

/s/ Paul Asdourian
Paul Asdourian

		By:	/s/ B. Kaplan
Name: B. Kaplan
Title: Co-Trustee

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02 FBO B. Kaplan		B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02 FBO B. Kaplan

By:	/s/ A. DiSclafani	By:	/s/ M. Oliver
	Name: A. DiSclafani		Name: M. Oliver
	Title: Co-Trustee		Title: Co-Trustee

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02 FBO B. Kaplan		B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02 FBO B. Kaplan

By:	/s/ B. Kaplan	By:	/s/ A. DiSclafani
	Name: B. Kaplan		Name: A. DiSclafani
	Title: Co-Trustee		Title: Co-Trustee

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02 FBO B. Kaplan

/s/ Brian Bacon
Brian Bacon

By:	/s/ M. Oliver
Name: M. Oliver
Title: Co-Trustee

/s/ John P. Baker		/s/ Kelly J. Baker
John P. Baker		Kelly J. Baker

/s/ Roy P. Baker		/s/ Richard A. Balderston
Roy P. Baker		Richard A. Balderston

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Daxes Banit		/s/ George Baran
	Daxes Banit		George Baran

	/s/ John Christian Barrett		/s/ Cindy Beatty
	John Christian Barrett		Cindy Beatty

	/s/ Sloan Beatty		/s/ Bernie L. Bell, Jr.
	Sloan Beatty		Bernie L. Bell, Jr.

	/s/ Byard Bennett		/s/ Shalini Bennett
	Byard Bennett		Shalini Bennett

	/s/ Cliff Benson, III		/s/ Clifton L. Benson, Jr.
	Cliff Benson, III		Clifton L. Benson, Jr.

Berachah Foundation, Inc.

By:	/s/ David D. Davidar
Name: David D. Davidar
Title: President

Big Horn Associates, L.L.C.

/s/ David Bibbs
David Bibbs
		By:	/s/ David DeFrancis
Name: David DeFrancis
Title: Manager

	/s/ Kevin Biggs		/s/ Alisha Anne Binder
	Kevin Biggs		Alisha Anne Binder

VOTING AGREEMENT

SIGNATURE PAGE

/s/ Randolph Bishop
Randolph Bishop

/s/ Craig Bjelde	/s/ Michael E. Black
Craig Bjelde	Michael E. Black

/s/ Todd Black	/s/ Antoinette Booth
Todd Black	Antoinette Booth

/s/ Dennis Booth	/s/ Harry Booth
Dennis Booth	Harry Booth

/s/ Mark D. Borden	/s/ Susan M. Bowers
Mark D. Borden	Susan M. Bowers

/s/ Michael L. Boyer, II	/s/ Donald O. Bradley, III
Michael L. Boyer, II	Donald O. Bradley, III

/s/ James Branch	/s/ Jamie Hanson Branch
James Branch	Jamie Hanson Branch

/s/ Joseph Edwin Branch	/s/ Laura Caroline Branch
Joseph Edwin Branch	Laura Caroline Branch

/s/ Michael Brannon	/s/ Lloyd Keith Brewton
Michael Brannon	Lloyd Keith Brewton

/s/ Courtney Brown	/s/ Jason Timothy Burney
Courtney Brown	Jason Timothy Burney

VOTING AGREEMENT

SIGNATURE PAGE

C2R Investors LLC

/s/ Phillip Butler
Phillip Butler
		By:	/s/ Carolina Ceron-Canas
Name: Carolina Ceron-Canas
Title: President

	/s/ Dave Cacioppo		/s/ Carolyn J. Campanella
	Dave Cacioppo		Carolyn J. Campanella

	/s/ Janie W. Cannon		/s/ Stephen P. Cannon
	Janie W. Cannon		Stephen P. Cannon

	/s/ Helen Cappuccino		/s/ Kevin Carouge
	Helen Cappuccino		Kevin Carouge

	/s/ Jamie Carroll		/s/ John R. Casteel, II
	Jamie Carroll		John R. Casteel, II

	/s/ Christopher C. Cavanaugh		/s/ Michael C. Chabot
	Christopher C. Cavanaugh		Michael C. Chabot

	Charles Schwab & Co. Inc. Custodian for Steven H. Tovey IRA-Rollover 89100044		Charles Schwab & Co. Inc. Custodian for Steven H. Tovey Simple IRA-88910987

By:	/s/ Steven H. Tovey	By:	/s/ Steven H. Tovey
	Name: Steven H. Tovey		Name: Steven H. Tovey
	Title: Owner		Title: Owner

	/s/ Janet Chelladurai		/s/ Larisa Cherby
	Janet Chelladurai		Larisa Cherby

VOTING AGREEMENT

SIGNATURE PAGE

/s/ Thor G. Christensen
Thor G. Christensen

/s/ Richard Colasante
Richard Colasante

/s/ Logan R. Collins
Logan R. Collins

/s/ Mark D. Copeland
Mark D. Copeland

	/s/ Charles Crowley		/s/ Walter P. Crye, Jr.
	Charles Crowley		Walter P. Crye, Jr.

	/s/ Lukasz Curylo		/s/ Aubrie Cusumano
	Lukasz Curylo		Aubrie Cusumano

	D Team		Daniel Paul 2010 Grantor Retained Annuity Trust U/A 7/20/10

By:	/s/ Frank DeStefano
	Name: Frank DeStefano	By:	/s/ Daniel Paul
Name: Daniel Paul
Title: Trustee

VOTING AGREEMENT

SIGNATURE PAGE

Davidar, David D., Trustee, Davidar 2009 Grantor Retained Annuity Trust U/A 8/6/09

		By:	/s/ David D. Davidar
Name: David D. Davidar
Title: Trustee

Davidar, John as Custodian for Jadon Davidar under the Pennsylvania Uniform Transfers to Minors Act

By:	/s/ John Davidar
Name: John Davidar
Title: Custodian

	/s/ Charles Davidar		/s/ David D. Davidar
	Charles Davidar		David D. Davidar

	/s/ David D. Davidar		/s/ Sarah G. Davidar
	David D. Davidar, as joint tenant with the right of survivorship		Sarah G. Davidar, as joint tenants with the right of survivorship

	/s/ John Davidar		/s/ Sunitha Davidar
	John Davidar		Sunitha Davidar

	/s/ Martin J. Dempsey, Jr.		/s/ David M. Demski
	Martin J. Dempsey, Jr.		David M. Demski

	/s/ Vaneetha Demski		/s/ Frank DeStefano
	Vaneetha Demski		Frank DeStefano

	/s/ Larry Deutsch		/s/ Robert Deutsch
	Larry Deutsch		Robert Deutsch

VOTING AGREEMENT

SIGNATURE PAGE

/s/ Visuvasam Dhanaraj		/s/ Page Benson Dickens
Visuvasam Dhanaraj		Page Benson Dickens

/s/ Anthony J. DiMarino, III
Anthony J. DiMarino, III

Donald R. Johnson II 2010 Grantor Retained Annuity Trust I, dated July 1, 2010

/s/ John Doherty
John Doherty

		By:	/s/ Donald R. Johnson
Name: Donald R. Johnson
Title: Trustee

Donald R. Johnson II 2011 Grantor Retained Annuity Trust I, dated July 1, 2011		Donna L. DiSclafani and Antonio DiSclafani, II, Co-Trustees of the Donna L. DiSclafani Revocable Trust dated June 7, 1993, as amended

By:	/s/ Donald R. Johnson
	Name: Donald R. Johnson	By:	/s/ Antonio DiSclafani, II
	Title: Trustee		Name: Antonio DiSclafani, II
Title: Co-Trustee

Donna L. DiSclafani and Antonio DiSclafani, II, Co-Trustees of the Donna L. DiSclafani Revocable Trust dated June 7, 1993, as amended		Donna L. DiSclafani, Trustee of the Donna L. DiSclafani Grantor Retained Annuity Trust III dated September 16, 2009

By:	/s/ Donna L. DiSclafani	By:	/s/ Donna L. DiSclafani
	Name: Donna L. DiSclafani		Name: Donna L. DiSclafani
	Title: Co-Trustee		Title: Trustee

/s/ Michael E. Doran		/s/ John D. Dorchak
Michael E. Doran		John D. Dorchak

/s/ John Dowling		/s/ William Duffield, Jr.
John Dowling		William Duffield, Jr.

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Christopher Duneske		/s/ James W. Dwyer
	Christopher Duneske		James W. Dwyer

	/s/ Howard Dyer		/s/ Christopher Eddy
	Howard Dyer		Christopher Eddy

	/s/ Willie S. Edwards, Jr.		/s/ David M. Ellis
	Willie S. Edwards, Jr.		David M. Ellis

	/s/ Jeyakaran Emmanuel		/s/ Juanita H. Emmett
	Jeyakaran Emmanuel		Juanita H. Emmett

Equity Trust Company Custodian FBO: Lawrence J. Gerrans IRA
/s/ Phillip G. Esce
Phillip G. Esce

By:	/s/ Lawrence J. Gerrans
	Name: Lawrence J. Gerrans		/s/ Mark Etheridge
Mark Etheridge

	/s/ Patricia L. Farnquist		/s/ Ira L. Fedder
	Patricia L. Farnquist		Ira L. Fedder

	/s/ Michael F. Ferreri		/s/ Jason Ferris
	Michael F. Ferreri		Jason Ferris

	First Clearing, LLC FBO Vincent J. Silvaggio IRA		First Clearing, LLC for the benefit of John Doherty

By:	/s/ Vincent J. Silvaggio	By:	/s/ John Doherty
	Name: Vincent J. Silvaggio		Name: John Doherty

VOTING AGREEMENT

SIGNATURE PAGE

First Clearing, LLC for the benefit of John Dowling

/s/ Stephen Fisher
Stephen Fisher

By:	/s/ John Dowling
Name: John Dowling

/s/ Robert E. Flandry, Jr.		/s/ Charles Stephen Foster, Jr.
Robert E. Flandry, Jr.		Charles Stephen Foster, Jr.

/s/ David Fowler		/s/ Farhang Fracyon
David Fowler		Farhang Fracyon

/s/ Stephen R. Froehlich
Stephen R. Froehlich

/s/ Craig W. Fultz		/s/ Dale W. Gaines
Craig W. Fultz		Dale W. Gaines

Gary A. Dix , LLC

/s/ Manny Gaspar
Manny Gaspar

By:	/s/ Gary A. Dix
Name: Gary A. Dix
Title: Manager

/s/ Karen M. Giordano		/s/ Elise Girasole
Karen M. Giordano		Elise Girasole

Girouard Childrens Trust, Marcia Currie Trustee

/s/ Lisa Glassner
Lisa Glassner

By:	/s/ Marcia Currie
Name: Marcia Currie
Title: Trustee

VOTING AGREEMENT

SIGNATURE PAGE

Glastein Capital Investors, LLC

/s/ Michael Glassner
Michael Glassner
	By:	/s/ Cary D. Glastein
Name: Cary D. Glastein
Title: Managing Partner

/s/ Chad Glerum		/s/ Michael Goldman
Chad Glerum		Michael Goldman

/s/ Jeffrey Gordon
Jeffrey Gordon

/s/ Joseph B. Gossman		/s/ Raul Granillo
Joseph B. Gossman		Raul Granillo

/s/ Nicholas A. Grimaldi
Nicholas A. Grimaldi

/s/ Brinal Gupta
Brinal Gupta

/s/ Matthew Hansell		/s/ Noah Hansell
Matthew Hansell		Noah Hansell

/s/ Gregg E. Harris, Jr.		/s/ Robert L. Hash
Gregg E. Harris, Jr.		Robert L. Hash

/s/ Grant Haugen		/s/ Ryan H. Hendricks
Grant Haugen		Ryan H. Hendricks

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Stephan Hess		/s/ Stefanie L. Hill
	Stephan Hess		Stefanie L. Hill

	/s/ Terry A. Hill		/s/ Julie Hinojosa
	Terry A. Hill		Julie Hinojosa

	/s/ Jerry H. Huber		/s/ Dante Implicito
	Jerry H. Huber		Dante Implicito

	/s/ Aditya V. Ingalhalikar		/s/ Andrew Iott
	Aditya V. Ingalhalikar		Andrew Iott

	/s/ David Michael Iott		/s/ Matthew David Iott
	David Michael Iott		Matthew David Iott

	/s/ Nancy Wise Iott		/s/ Nicholas Jon Iott
Nancy Wise Iott			Nicholas Jon Iott

	IRA FBO Randolph C. Bishop Pershing LLC as Custodian		IRA NFS LLC/FMTC FBO: Lance Gomez Acct: 670-584576

By:	/s/ Larry Sanariago	By:	/s/ Lance Gomez
	Name: Larry Sanariago		Name: Lance Gomez
	Title: SPV		Title: President

J. Bard McLean, Inc. Profit Sharing

/s/ Paul Iswariah
Paul Iswariah
		By:	/s/ J. Derek McLean
Name: J. Derek McLean
Title: President

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Arthur James	/s/ Dhinakaran James
	Arthur James	Dhinakaran James

Johnson Family Investments, LLC

/s/ James Jamison
James Jamison
		By:	/s/ John D. Johnson, Jr.
Name: John D. Johnson, Jr.

	/s/ David Johnston	/s/ Dennis J. Jones
	David Johnston	Dennis J. Jones

Kanter, Geoffrey E. and Arnold M. Zaff, Trustees, GST Exempt Trust U/Will Richard T. Kanter
/s/ Fred Ingram Jones, Jr.
Fred Ingram Jones, Jr.
		By:	/s/ Geoffrey E. Kanter
Name: Geoffrey E. Kanter
Title: Co-Trustee

	Kanter, Geoffrey E. and Arnold M. Zaff, Trustees, GST Exempt Trust U/Will Richard T. Kanter	Karen M. Tovey, Trustee of the Karen M. Tovey Grantor Retained Annity Trust dated November 19, 2007

By:	/s/ Arnold M. Zaff
	Name: Arnold M. Zaff	By:	/s/ Karen M. Tovey
	Title: Co-Trustee		Name: Karen M. Tovey
Title: Trustee

	/s/ Michael Keegan	/s/ John Kendle
	Michael Keegan	John Kendle

	/s/ Glenn Kenney	/s/ Richard Kienzle
	Glenn Kenney	Richard Kienzle

	/s/ Jennifer Kiss	/s/ David G. Kitchens
	Jennifer Kiss	David G. Kitchens

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Gary Klass	/s/ Scott A. Kline
	Gary Klass	Scott A. Kline

KM Medical

/s/ Donald K. Kolletzki
Donald K. Kolletzki
By:	/s/ Karen M. Tovey
Name: Karen M. Tovey
Title: President

	/s/ Nilesh N. Kotecha	/s/ Terrence Koziara
	Nilesh N. Kotecha	Terrence Koziara

	/s/ David Kraus	/s/ Nazariy Krokhtyak
	David Kraus	Nazariy Krokhtyak

	/s/ Edward H. Kuckens	/s/ Anjali Samuel Kukde
	Edward H. Kuckens	Anjali Samuel Kukde

	/s/ Deepa Praveen Kumar	/s/ Christopher A. Lacy
	Deepa Praveen Kumar	Christopher A. Lacy

	/s/ Carolyn Elizabeth Landman	/s/ Eric C. Landman
Carolyn Elizabeth Landman		Eric C. Landman

	/s/ Steven D. Landman	/s/ Daniel Laskowitz
	Steven D. Landman	Daniel Laskowitz

	/s/ Carl Lauryssen	/s/ Dawn Laverty
	Carl Lauryssen	Dawn Laverty

VOTING AGREEMENT

SIGNATURE PAGE

/s/ Andrew Lee	/s/ Jason Leigl
Andrew Lee	Jason Leigl

/s/ Michael J. Lentz	/s/ Robert M. Lester
Michael J. Lentz	Robert M. Lester

/s/ Craig S. Liberatore	/s/ Ralph H. Liberatore
Craig S. Liberatore	Ralph H. Liberatore

/s/ James G. Lindley, Jr.	/s/ Stephanie Long
James G. Lindley, Jr.	Stephanie Long

/s/ Steven C. Ludwig	/s/ Shawn Luna
Steven C. Ludwig	Shawn Luna

/s/ Diana S. Malcolm	/s/ James R. Malcolm
Diana S. Malcolm	James R. Malcolm

/s/ Brian Malm	/s/ Timothy P. Mann
Brian Malm	Timothy P. Mann

/s/ Edward K. Mark, Jr.	/s/ Jeffrey D. Martin
Edward K. Mark, Jr.	Jeffrey D. Martin

/s/ Michael Martin
Michael Martin

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Jason Mayfield		/s/ Paul C. McAfee
	Jason Mayfield		Paul C. McAfee

McCanney & Associates, Inc.

/s/ Joshua McCloskey
Joshua McCloskey
By:	/s/ Mark McCanney
Name: Mark McCanney
Title: President

	/s/ Jeffrey R. McConnell		/s/ Stephen C. McFee
	Jeffrey R. McConnell		Stephen C. McFee

	/s/ Jared A. McGrath		/s/ J. Derek McLean
	Jared A. McGrath		J. Derek McLean

	/s/ William Mcnett		/s/ Jane Branch McRee
	William Mcnett		Jane Branch McRee

Medvest, LLC

/s/ Michael J. Melchionni
Michael J. Melchionni

By:	/s/ Chris Tomaras
Name: Chris Tomaras
Title: President

Millennium Trust Company, LLC Cust. FBO Joan Crosby Coney, IRA # 21354D836

/s/ Christopher B. Michelsen
Christopher B. Michelsen

		By:	/s/ Joan Coney
Name: Joan Coney

	/s/ Thomas Miller		/s/ Paul W. Millhouse
	Thomas Miller		Paul W. Millhouse

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ William L. Mills		/s/ David Mitchell
	William L. Mills		David Mitchell

	/s/ Diane Mitchell		/s/ Kathleen M. Mitchell
	Diane Mitchell		Kathleen M. Mitchell

Morgan Keegan & Co. Custodian for Andrew T. Rock SEP-IRA 70417068-1

/s/ Ryan Moore
Ryan Moore

		By:	/s/ Andrew T. Rock
Name: Andrew T. Rock
Title: SEP IRA Owner

	/s/ John P. Mulgrew		/s/ Rob Mulligan
	John P. Mulgrew		Rob Mulligan

	/s/ John Murphy		/s/ Andrew Brett Murphy
	John Murphy		Andrew Brett Murphy

/s/ Jason Nash
Jason Nash

	Neuro Spine Ventures LLC		NeuroMaxx Surgical, Inc.

By:	/s/ Andrew T. Rock	By:	/s/ Brad Odom
	Name: Andrew T. Rock		Name: Brad Odom
	Title: Managing Partner		Title: Principal

VOTING AGREEMENT

SIGNATURE PAGE

	NFS FBO Antoinette Booth IRA ACC# 675-353680		NFS FBO Harry Booth IRA ACC# 675-353671

By:	/s/ Antoinette Booth	By:	/s/ Harry Booth
	Name: Antoinette Booth		Name: Harry Booth

	/s/ Marcin Niemiec		/s/ Michael O’Brien
	Marcin Niemiec		Michael O’Brien

Ocean Spine LLC

By:	/s/ Doug Sarmousakis		/s/ Cindy S. Oliver
	Name: Doug Sarmousakis		Cindy S. Oliver
Title: Distribution Principal

	/s/ Mark D. Oliver		/s/ Raymond L. Oliver
	Mark D. Oliver		Raymond L. Oliver

	/s/ Karen Olson		/s/ Terrance D. Olson
	Karen Olson		Terrance D. Olson

/s/ Patrick S. O’Neill
Patrick S. O’Neill

	/s/ Lisa W. Pandelidis		/s/ Thomas Parker
	Lisa W. Pandelidis		Thomas Parker

	/s/ James Parolie		/s/ Jason M. Pastor
	James Parolie		Jason M. Pastor

VOTING AGREEMENT

SIGNATURE PAGE

Paul, David C., as Trustee of the David C. Paul 2010 Grantor Retained Annuity Trust U/A 4/6/10

/s/ Nirali Patel
Nirali Patel
	By:	/s/ David C. Paul
Name: David C. Paul
Title: Trustee

/s/ Daniel Paul		/s/ Daniel S. Paul
Daniel Paul		Daniel S. Paul

/s/ David C. Paul
David C. Paul

/s/ Sonali Paul		/s/ Preetha Paul
Sonali Paul		Preetha Paul

/s/ James T. Pauwels		/s/ Steven Payne
James T. Pauwels		Steven Payne

/s/ Jeffrey W. Peary		/s/ Walter C. Peppelman, Jr.
Jeffrey W. Peary		Walter C. Peppelman, Jr.

/s/ R. Keith Perkins		/s/ Khiem Pham
R. Keith Perkins		Khiem Pham

VOTING AGREEMENT

SIGNATURE PAGE

	Philip, Jayanthi as custodian for Jachin Philip under the PA Uniform Transfers to Minors Act	Philip, Jayanthi as custodian for Jonan Philip under the PA Uniform Transfers to Minors Act

By:	/s/ John Davidar	By:	/s/ John Davidar
	Name: John Davidar		Name: John Davidar
	Title: Custodian		Title: Custodian

	/s/ Gladstone K. Philip	/s/ Jayanthi Philip
	Gladstone K. Philip	Jayanthi Philip

	/s/ Matthew Frank Philips	/s/ Edward A. Pinkos, Jr.
	Matthew Frank Philips	Edward A. Pinkos, Jr.

	/s/ Steve Poletti	/s/ Ray Polito
	Steve Poletti	Ray Polito

Powers Family Descendants Trust

/s/ Daniel A. Pontecorvo
Daniel A. Pontecorvo

		By:	/s/ Alexandros D. Powers
Name: Alexandros D. Powers
Title: Grantor to Trust

Powers Family Descendants Trust

/s/ Peter D. Quick
Peter D. Quick

By:	/s/ Peri A. DeOrio
Name: Peri A. DeOrio
Title: Trustee

RBC Dain Rauscher Custodian FBO Paul Asdourian IRA

/s/ Shairali Rao
Shairali Rao

		By:	/s/ Paul Asdourian
Name: Paul Asdourian, MD

VOTING AGREEMENT

SIGNATURE PAGE

	/s/ Edward Reilley	/s/ David S. Rendall
	Edward Reilley	David S. Rendall

/s/ Samuel J. Rendall
Samuel J. Rendall

/s/ Gregory L. Rhinehart
Gregory L. Rhinehart

	/s/ William S. Rhoda	/s/ Richard Richardson
	William S. Rhoda	Richard Richardson

	/s/ Julie Robbins	/s/ Paul V. Robbins
	Julie Robbins	Paul V. Robbins

	/s/ R. Phil Roof, Jr.	/s/ Steven L. Rotola
	R. Phil Roof, Jr.	Steven L. Rotola

	/s/ David Rubenstein	/s/ Scott A. Rushton
	David Rubenstein	Scott A. Rushton

	/s/ J. Nicole Rutz	/s/ Kevin D. Rutz
	J. Nicole Rutz	Kevin D. Rutz

Saint Francis Growth Fund

/s/ Chad Weldon Saunders
Chad Weldon Saunders

By:	/s/ Kevin J. Makley
Name: Kevin J. Makley
Title: President

VOTING AGREEMENT

SIGNATURE PAGE

Schultz Ventures, LLC

/s/ Carla Schaaphok
Carla Schaaphok

	By:	/s/ Karl D. Schultz Jr.
Name: Karl D. Schultz Jr.
Title: Managing Partner

/s/ Arnold M. Schwartz		/s/ Suken A. Shah
Arnold M. Schwartz		Suken A. Shah

/s/ Adam H. Shain		/s/ Lewis S. Sharps
Adam H. Shain		Lewis S. Sharps

/s/ Melanie Sharps		/s/ Joshua L. Shiels
Melanie Sharps		Joshua L. Shiels

/s/ Ouida Simpson		/s/ Selwyn Simpson
Ouida Simpson		Selwyn Simpson

/s/ Rupinder Singh		/s/ Amit Sinha
Rupinder Singh		Amit Sinha

/s/ David N. Smith		/s/ Michael L. Smith
David N. Smith		Michael L. Smith

Spine Capital Partners II, LLC

/s/ Patrick Smith
Patrick Smith

	By:	/s/ Dale W. Gaines
Name: Dale W. Gaines
Title: Owner

VOTING AGREEMENT

SIGNATURE PAGE

Spine Capital Partners, LLC

/s/ Scott C. Stein
Scott C. Stein

By:	/s/ Dale W. Gaines
Name: Dale W. Gaines
Title: Manager

	/s/ Don O. Stovall, Jr.		/s/ Jerry Stovall
	Don O. Stovall, Jr.		Jerry Stovall

	/s/ Brian J. Sullivan		/s/ Laurie Summers
	Brian J. Sullivan		Laurie Summers

	/s/ John Sutcliffe		/s/ Cynthia Maurer Sutton
	John Sutcliffe		Cynthia Maurer Sutton

	/s/ Douglas C. Sutton		/s/ Brandon Tanguay
	Douglas C. Sutton		Brandon Tanguay

/s/ Michael R. Tanner
Michael R. Tanner

TECHNOMED HOLDINGS LLC

/s/ Frederick A. Tecce
Frederick A. Tecce

		By:	/s/ Lawrence J. Binder, Jr.
Name: Lawrence J. Binder, Jr.
Title: Manager

The 2010 Kamaldeep S. Momi Family Dynasty Trust
DTD 9-14-2010

By:	/s/ Navjot Singh
Name: Navjot Singh
Title: Trustee

VOTING AGREEMENT

SIGNATURE PAGE

/s/ Gregory Scott Thompson	/s/ Duane Tice
Gregory Scott Thompson	Duane Tice

/s/ Trenton T. Tillman, III	/s/ Karen M. Tovey
Trenton T. Tillman, III	Karen M. Tovey

/s/ Jason C. Travis	/s/ Sue Tremlett
Jason C. Travis	Sue Tremlett

/s/ G. Todd Turner	/s/ Tisha Sue Turner
G. Todd Turner	Tisha Sue Turner

/s/ Leon Turo	/s/ Joseph T. Ullrich
Leon Turo	Joseph T. Ullrich

/s/ Candace A. Undercuffler	/s/ W. Christopher Urban
Candace A. Undercuffler	W. Christopher Urban

/s/ Luke A. Urtz
Luke A. Urtz

/s/ Paul P. Vessa	/s/ Todd K. Volk
Paul P. Vessa	Todd K. Volk

/s/ John Wadsworth	/s/ Richard Washburn
John Wadsworth	Richard Washburn

/s/ Kimberly Weaner	/s/ Jonathan Weller
Kimberly Weaner	Jonathan Weller

VOTING AGREEMENT

SIGNATURE PAGE

/s/ Jane R. Wendt
Jane R. Wendt

Whynot LLC

/s/ Carol M. Wildermuth
Carol M. Wildermuth

By:	/s/ Mark Christensen
Name: Mark Christensen
Title: Manager

	/s/ Malcolm Williams	/s/ Thomas A.S. Wilson, Jr.
	Malcolm Williams	Thomas A.S. Wilson, Jr.

	/s/ Brian Wise	/s/ Steven B. Wolf
	Brian Wise	Steven B. Wolf

/s/ Arthur C. Wotiz
Arthur C. Wotiz

	/s/ Lizbeth Branch Wright	/s/ James Wurtz
	Lizbeth Branch Wright	James Wurtz

/s/ Michal Zentko
Michal Zentko

VOTING AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

INVESTOR(S):

CLARUS LIFESCIENCES I, L.P.

By its General Partner, Clarus Ventures I GP, LP
By its General Partner, Clarus Ventures I, LLC

By:	/s/ Robert W. Liptak
Robert W. Liptak
Managing Director

VOTING AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

INVESTOR:

AIG ANNUITY INSURANCE COMPANY

By:	/s/ Marc H. Gamsin

Print Name:	Marc H. Gamsin

Title:	Vice President

INVESTOR:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Marc H. Gamsin

Print Name:	Marc H. Gamsin

Title:	Vice President

VOTING AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

INVESTOR:

GOLDMAN SACHS & CO., ON BEHALF OF ITS PRINCIPAL STRATEGIES GROUP

By:	/s/ Kenneth H. Eberts III

Print Name:	Kenneth H. Eberts III

Title:	Managing Director

VOTING AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

INVESTOR:

GS DIRECT, L.L.C.

BY:	/s/ Gerry Cardinale

NAME:	Gerry Cardinale

TITLE:	Managing Director

VOTING AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

INVESTOR(S):

GOLDMAN SACHS PRIVATE EQUITY		GOLDMAN SACHS PRIVATE EQUITY
PARTNERS 2004, L.P.		PARTNERS 2004 EMPLOYEE FUND, L.P.

By: Goldman Sachs PEP 2004 Advisors, L.L.C.,		By: Goldman Sachs PEP 2004 Employee Funds GP,
General Partner		L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member

		By:	/s/ Jennifer Barbetta
By:	/s/ Jennifer Barbetta	Print Name:	Jennifer Barbetta
Print Name:	Jennifer Barbetta	Title:	Authorized Signatory
Title:	Authorized Signatory

GS PRIVATE EQUITY PARTNERS 2002 –
GOLDMAN SACHS PRIVATE EQUITY		DIRECT INVESTMENT FUND, L.P.
PARTNERS 2004 OFFSHORE HOLDINGS, L.P.

By: GS PEP 2002 Direct Investment Advisors, L.L.C.,
By: Goldman Sachs PEP 2004 Offshore Holdings		General Partner
Advisors, Inc., General Partner		By: GSAM Gen-Par, L.L.C., Managing Member

By:	/s/ Jennifer Barbetta	By:	/s/ Jennifer Barbetta
Print Name:	Jennifer Barbetta	Print Name:	Jennifer Barbetta
Title:	Authorized Signatory	Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE EQUITY		MULTI-STRATEGY HOLDINGS, L.P.
PARTNERS 2004 - DIRECT INVESTMENT FUND, L.P.
By: Multi-Strategy Holdings Offshore Advisors, Inc.,
By: Goldman Sachs PEP 2004 Direct Investment		General Partner
Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member

By:	/s/ Jennifer Barbetta	By:	/s/ Jennifer Barbetta
Print Name:	Jennifer Barbetta	Print Name:	Jennifer Barbetta
Title:	Authorized Signatory	Title:	Authorized Signatory

GOLDMAN SACHS INVESTMENT PARTNERS MASTER FUND, L.P.		GOLDMAN SACHS PRIVATE EQUITY CONCENTRATED HEALTHCARE FUND OFFSHORE HOLDINGS, L.P.

By:	/s/ Michelle Barone	By:	/s/ Ryan Boucher
Print Name:	Michelle Barone	Print Name:	Ryan Boucher
Title:	Vice President	Title:	Vice President

VOTING AGREEMENT

SIGNATURE PAGE

EXHIBIT A

LIST OF KEY COMMON HOLDERS

NAME OF KEY COMMON HOLDERS

4 Spine, LLC
Allison Ager
Gregg Albano
Robert T. Alston
Neel Anand
Shawn Anderson
Nick Ansari
Robert C. Antonelli
Paul Asdourian
RBC Dain Rauscher Custodian FBO Paul Asdourian IRA
Brian Bacon
B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02 FBO B. Kaplan
B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02 FBO B. Kaplan
John P. Baker
Kelly J. Baker
Roy P. Baker
Richard A. Balderston
Daxes Banit
George Baran
John Christian Barrett
Cindy Beatty
Sloan Beatty
Bernie L. Bell
Byard Bennett
Shalini Bennett
Cliff III Benson
Jr. Clifton Benson
Berachah Foundation, Inc.
David Bibbs
Big Horn Associates, L.L.C.
Kevin Biggs
Alisha Anne Binder
Randolph Bishop
IRA FBO Randolph C. Bishop Pershing LLC as Custodian
Craig Bjelde
Michael E. Black
Todd Black

EXHIBIT A

VOTING AGREEMENT

Dennis Booth
Antoinette Booth
Harry Booth
NFS FBO Harry Booth IRA ACC# 675-353671
NFS FBO Antoinette Booth IRA ACC# 675-353680
Mark D. Borden
Susan M. Bowers
Michael L. Boyer
III Donald Bradley
James Branch
Jamie Hanson Branch
Joseph Edwin Branch
Laura Caroline Branch
Michael Brannon
Lloyd Keith Brewton
Courtney Brown
Jason Timothy Burney
Phillip Butler
C2R Investors LLC
Dave Cacioppo
Carolyn J. Campanella
Janie W. Cannon
Stephen P. Cannon
Helen Cappuccino
Kevin Carouge
Jamie Carroll
II John Casteel
Christopher C. Cavanaugh
Michael C. Chabot
Janet Chelladurai
Larisa Cherby
Thor G. Christensen
Richard Colasante
Logan R. Collins
Millennium Trust Company, LLC Cust. FBO Joan Crosby Coney, IRA # 21354D836
Mark D. Copeland
Charles Crowley
Jr. Walter Crye
Lukasz Curylo
Aubrie Cusumano
D Team
Charles Davidar
David D. Davidar
David D. Davidar

Exhibit A

VOTING AGREEMENT

Sarah G. Davidar, joint tenants with the right of survivorship
Davidar, David D., Trustee, Davidar 2009 Grantor Retained Annuity Trust U/A 8/6/09
John Davidar
Sunitha Davidar
Davidar, John, as Custodian for Jadon Davidar pursuant to the PA Uniform Transfers to Minors Act
Martin J. Dempsey
David M. Demski
Vaneetha Demski
Frank DeStefano
Larry Deutsch
Robert Deutsch
Visuvasam Dhanaraj
Page Benson Dickens
Anthony J. DiMarino
Donna L. DiSclafani and Antonio DiSclafani, II, Co-Trustees of the Donna L. DiSclafani Revocable Trust dated June 7, 1993, as amended
Antonio DiSclafani, II, Trustee of the Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005
Antonio DiSclafani, II, Trustee of the GST Nonexempt Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005
Donna L. DiSclafani, Trustee of the Donna L. DiSclafani Grantor Retained Annuity Trust III dated September 16, 2009
John Doherty
First Clearing, LLC for the benefit of John Doherty
Michael E. Doran
John D. Dorchak
John Dowling
First Clearing, LLC for the benefit of John Dowling
Jr. William Duffield
Christopher Duneske
James W. Dwyer
Howard Dyer
Christopher Eddy
Willie S. Edwards
David M. Ellis
Jeyakaran Emmanuel
Juanita H. Emmett
Equity Trust Company Custodian FBO: Lawrence J. Gerrans IRA
Phillip G. Esce
Mark Etheridge
Patricia L. Farnquist
Ira L. Fedder
Michael F. Ferreri
Jason Ferris
First Clearing, LLC FBO Vincent J. Silvaggio IRA
Stephen Fisher

Exhibit A

VOTING AGREEMENT

Robert E. Flandry
Charles Stephen Foster
David Fowler
Farhang Fracyon
Stephen R. Froehlich
Craig W. Fultz
Dale W. Gaines
Gary A. Dix , LLC
Manny Gaspar
Karen M. Giordano
Elise Girasole
Girouard Childrens Trust, Marcia Currie Trustee
Lisa Glassner
Michael Glassner
Glastein Capital Investors, LLC
Chad Glerum
Michael Goldman
IRA NFS LLC/FMTC FBO: Lance Gomez Acct: 670-584576
Jeffrey Gordon
Joseph B. Gossman
Raul Granillo
Nicholas A. Grimaldi
Brinal Gupta
Matthew Hansell
Noah Hansell
Jr. Gregg Harris
Robert L. Hash
Grant Haugen
Ryan H. Hendricks
Stephan Hess
Stefanie L. Hill
Terry A. Hill
Julie Hinojosa
Jerry H. Huber
Dante Implicito
Aditya V. Ingalhalikar
Andrew Iott
David Michael Iott
Matthew David Iott
Nancy Wise Iott
Nicholas Jon Iott
Paul Iswariah
Arthur James
Dhinakaran James

Exhibit A

VOTING AGREEMENT

James Jamison
Family Investments Johnson
Donald R. Johnson II 2010 Grantor Retained Annuity Trust I, dated July 1, 2010
Donald R. Johnson II 2011 Grantor Retained Annuity Trust I, dated July 1, 2011
David Johnston
Dennis J. Jones
Fred Ingram Jones
Kanter, Geoffrey E. and Arnold M. Zaff, Trustees, GST Exempt Trust U/Will Richard T. Kanter
Michael Keegan
John Kendle
Glenn Kenney
Richard Kienzle
Jennifer Kiss
David G. Kitchens
Gary Klass
Scott A. Kline
KM Medical
Donald K. Kolletzki
Nilesh N. Kotecha
Terrence Koziara
David Kraus
Nazariy Krokhtyak
Edward H. Kuckens
Anjali Samuel Kukde
Deepa Praveen Kumar
Christopher A. Lacy
Carolyn Elizabeth Landman
Eric C. Landman
Steven D. Landman
Daniel Laskowitz
Carl Lauryssen
Dawn Laverty
Andrew Lee
Jason Leigl
Michael J. Lentz
Robert M. Lester
Craig S. Liberatore
Ralph H. Liberatore
James G. Lindley
Stephanie Long
Steven C. Ludwig
Shawn Luna
Diana S. Malcolm
James R. Malcolm

Exhibit A

VOTING AGREEMENT

Brian Malm
Timothy P. Mann
Edward K. Mark
Jeffrey D. Martin
Michael Martin
Jason Mayfield
Paul C. McAfee
Stephen C. McFee
McCanney & Associates, Inc.
Joshua McCloskey
Jeffrey R. McConnell
Jared A. McGrath
J. Bard McLean, Inc. Profit Sharing Plan
J. Derek McLean
William Mcnett
Jane Branch McRee
Medvest, LLC
Michael J. Melchionni
Christopher B. Michelsen
Thomas Miller
Paul W. Millhouse
William L. Mills
David Mitchell
Diane Mitchell
Kathleen M. Mitchell
Amarjit S. Momi Credit Shelter Trust
The 2010 Kamaldeep S. Momi Family Dynasty Trust DTD 9-14-2010
Ryan Moore
John P. Mulgrew
Rob Mulligan
Andrew Brett Murphy
John Murphy
Jason Nash
Neuro Spine Ventures LLC
NeuroMaxx Surgical, Inc.
Marcin Niemiec
Michael O’Brien
Ocean Spine LLC
Cindy S. Oliver
Mark D. Oliver
Raymond L. Oliver
Karen Olson
Terrance D. Olson
Patrick S. O’Neill

Exhibit A

VOTING AGREEMENT

Lisa W. Pandelidis
Thomas Parker
James Parolie
Jason M. Pastor
Nirali Patel
Daniel Paul 2010 Grantor Retained Annuity Trust U/A 7/20/10
Daniel Paul
Daniel S. Paul
Preetha Paul
David C. Paul
David C. Paul
Sonali Paul
Paul, David C., as Trustee of the David C. Paul 2010 Grantor Retained Annuity Trust U/A 4/6/10
James T. Pauwels
Steven Payne
Jeffrey W. Peary
Walter C. Peppelman
R. Keith Perkins
Khiem Pham
Gladstone K. Philip
Jayanthi Philip
Philip, Jayanthi as custodian for Jachin Philip under the PA Uniform Transfers to Minors Act
Philip, Jayanthi as custodian for Jonan Philip under the PA Uniform Transfers to Minors Act
Matthew Frank Philips
Jr. Edward Pinkos
Steve Poletti
Ray Polito
Daniel A. Pontecorvo
Powers Family Descendants Trust
Peter D. Quick
Shairali Rao
Edward Reilley
David S. Rendall
Samuel J. Rendall
Gregory L. Rhinehart
William S. Rhoda
Richard Richardson
Julie Robbins
Paul V. Robbins
Morgan Keegan & Co. Custodian for Andrew T. Rock SEP-IRA 70417068-1
R. Phil Roof
Steven L. Rotola
David Rubenstein
Scott A. Rushton

Exhibit A

VOTING AGREEMENT

J. Nicole Rutz
Kevin D. Rutz
Saint Francis Growth Fund
Chad Weldon Saunders
Carla Schaaphok
Schultz Ventures, LLC
Arnold M. Schwartz
Suken A. Shah
Adam H. Shain
Lewis S. Sharps
Melanie Sharps
Joshua L. Shiels
Amit Sinha
Ouida Simpson
Selwyn Simpson
Rupinder Singh
David N. Smith
Michael L. Smith
Patrick Smith
Spine Capital Partners, LLC
Spine Capital Partners II, LLC
Scott C. Stein
Don O. Stovall
Jerry Stovall
Brian J. Sullivan
Laurie Summers
John Sutcliffe
Cynthia Maurer Sutton
Douglas C. Sutton
Brandon Tanguay
Michael R. Tanner
Frederick A. Tecce
TECHNOMED HOLDINGS LLC
Gregory Scott Thompson
Duane Tice
III Trenton Tillman
Karen M. Tovey
Karen M. Tovey, Trustee of the Karen M. Tovey Grantor Retained Annity Trust dated November 19, 2007
Charles Schwab & Co. Inc. Custodian for Steven H. Tovey IRA-Rollover 89100044
Charles Schwab & Co. Inc. Custodian for Steven H. Tovey Simple IRA-88910987
Jason C. Travis
Sue Tremlett
G. Todd Turner

Exhibit A

VOTING AGREEMENT

Tisha Sue Turner
Leon Turo
Joseph T. Ullrich
Candace A. Undercuffler
W. Christopher Urban
Luke A. Urtz
Paul P. Vessa
Todd K. Volk
John Wadsworth
Richard Washburn
Kimberly Weaner
Jonathan Weller
Jane R. Wendt
Whynot LLC
Carol M. Wildermuth
Malcolm Williams
Thomas A.S. Wilson, Jr.
Brian Wise
Steven B. Wolf
Arthur C. Wotiz
Lizbeth Branch Wright
James Wurtz
Michal Zentko

Exhibit A

VOTING AGREEMENT

EXHIBIT B

SCHEDULE OF INVESTORS

Name of Investor

Clarus Lifesciences I, L.P.
GS Direct, L.L.C.
Goldman Sachs Investment Partners Master Fund, L.P. Goldman Sachs Private Equity Concentrated Healthcare Fund Offshore Holdings, L.P. Goldman Sachs Private Equity Partners 2004, L.P.
Goldman Sachs Private Equity Partners 2004 Offshore Holdings, L.P.
Goldman Sachs Private Equity Partners 2004 – Direct Investment Fund, L.P.
Goldman Sachs Private Equity Partners 2004 Employee Fund, L.P.
GS Private Equity Partners 2002 – Direct Investment Fund, L.P.
Multi-Strategy Holdings, L.P.
AIG Annuity Insurance Company
The Variable Annuity Life Insurance Company
Troy Fukumoto

EXHIBIT B

VOTING AGREEMENT